Commitments And Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 17 – COMMITMENTS AND CONTINGENCIES

General

The Company follows ASC 450, Accounting for Contingencies, in determining its accruals and disclosures with respect to loss contingencies. Accordingly, estimated losses from loss contingencies are accrued by a charge to income when information available prior to issuance of the financial statements indicates that it is probable that a liability could be been incurred and the amount of the loss can be reasonably estimated. Legal expenses associated with the contingency are expensed as incurred. If a loss contingency is not probable or reasonably estimable, disclosure of the loss contingency is made in the financial statements when it is at least reasonably possible that a material loss could be incurred. The Company has not accounted for any loss contingencies as of December 31, 2014, 2013 and 2012.

Lease obligations

The Company leases office space that has a remaining term of 4 years and expired November 30, 2018 which had been canceled in 2014. Instead, the Company entered into a new leasing agreement with a rental of $3,250 and will be renewed every 6 months. The Company does not have capital leases. In most cases, management expects that, in the normal course of business, leases will be renewed or replaced. Net rental expense relating to the Company’s operating leases for the years ended December 31, 2014, 2013 and 2012 was $41,314, $26,331, and 24,749, respectively.

The following table sets forth the aggregate minimum future annual rental commitments at December 31, 2014 under all non-cancelable leases for years ending December 31:

Operating Leases
2015	$17,741
2016	$-
2017	$-
2018	$-
2019	$-
Thereafter	$-

Environmental matters

Environmental laws and regulations to which the Company is subject mandate additional concerns and requirements of the Company. Failure to comply with applicable laws, regulations and permits can result in injunctive actions, damages and civil and criminal penalties. The laws and regulations applicable to the Company's activities change frequently and it is not possible to predict the potential impact on the Company from any such future changes.

Although management believes that the Company is in material compliance with the statutes, laws, rules and regulations of every jurisdiction in which it operates, no assurance can be given that the Company’s compliance with the applicable statutes, laws, rules and regulations will not be challenged by governing authorities or private parties, or that such challenges will not lead to material adverse effects on the Company’s financial position, results of operations, or cash flows.

The Company is not involved in any legal matters. While incapable of estimation, in the opinion of the management, the individual regulatory and legal matters in which it might be involved in the future are not expected to have a material adverse effect on the Company’s financial position, results of operations, or cash flows.